Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated November 16, 2022
to the
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund (the “Funds”)
Statement of Additional Information (“SAI”)
dated December 29, 2021, as supplemented

This supplement makes the following amendment to disclosures in the Funds’ SAI:

On October 14, 2022, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Joseph C. Neuberger from his role as Chairperson and Interested Trustee and Trustee of the Board. In connection with Mr. Neuberger’s resignation, all references and information relating to Mr. Neuberger in the Funds’ SAI are hereby removed.

Please retain this Supplement with your SAI for future reference.